                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

1

  DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 6, 2005

                 RIG NAME                WD         DESIGN         LOCATION      STATUS*         OPERATOR          CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                            3,500'   Victory Class       GOM        Contracted          Noble               term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                             5,500'   Victory Class       GOM        Contracted       Kerr-McGee     90 day term extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                          5,500'   Ocean Odyssey       GOM        Contracted         Pioneer           three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                          5,500'   Ocean Odyssey       GOM        Contracted       Kerr-McGee           one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                          5,500'   Victory Class       GOM        Contracted       Kerr-McGee           one well
------------------------------------------------------------------------------------------------------------------------------------
                                                DP Aker H-3.2
Ocean Confidence                       7,500'   Modified            GOM        Contracted           BP            five-year term
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                          1,500'   Korkut              GOM        Reactivating        DODI                  -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                          2,000'   Victory Class       GOM        Contracted           ATP              two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                          2,200'   F&G SS-2000         GOM        Contracted       Kerr-McGee           one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                        2,200'   F&G SS-2000         GOM         Shipyard           DODI                  -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                         2,200'   F&G SS-2000         GOM        Contracted          LLOG             three wells
------------------------------------------------------------------------------------------------------------------------------------

                 RIG NAME        DAYRATE (000S)      START DATE         EST. END DATE       FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                        mid 120's        mid June 2005       mid Oct. 2005       Assessing damage from hurricane Katrina.
                                                                                            Preliminary repair estimate two weeks.
                                                                                            Six-month term extension plus option in
                                                                                            the low 240's beginning in mid Oct. 2005
                                                                                            and ending in mid April 2006. Available;
                                                                                            actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                         low 140's        mid July 2005       mid Oct. 2005       12 month extension with Kerr-McGee in
                                                                                            mid 170's beginning mid Oct. 2005 and
                                                                                            ending mid Oct. 2006. Available;
                                                                                            actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                      low 150's       early May 2005       late Nov. 2005      Following assignment wells with Pioneer,
                                                                                            second of two extension wells with
                                                                                            Mariner in low 130's beginning late Nov.
                                                                                            2005 and ending late Jan. 2006; followed
                                                                                            by one additional extension well with
                                                                                            Mariner in mid 110's beginning early
                                                                                            Jan. and ending mid Mar. 2006: followed
                                                                                            by one year term plus option with
                                                                                            Mariner in low 230's beginning mid Mar.
                                                                                            2006 and ending mid Mar. 2007.
                                                                                            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                      low 130's       late June 2005       mid Sept. 2005      180 day term extension with Kerr-McGee
                                                                                            in low 150's beginning mid Sept. 2005
                                                                                            and ending mid Mar. 2006; followed by
                                                                                            one-year term extension plus option from
                                                                                            Kerr-McGee in low 300,000's beginning in
                                                                                            mid Mar. 2006 and ending in mid Mar.
                                                                                            2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                      mid 180's       late Aug. 2005       mid Oct. 2005       One year term with Murphy in low 200's
                                                                                            beginning mid Oct. 2005 and ending mid
                                                                                            Oct. 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                   mid 170's       early Jan. 2001      early Jan. 2006     Two-year term plus option with BP in low
                                                                                            280's beginning early Jan. 2006 and
                                                                                            ending early Jan. 2008. Available;
                                                                                            actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                          -                  -                   -             Est. availability late Nov. 2005;
                                                                                            followed by six-month term with Walter
                                                                                            in low 100's for first 30 days and mid
                                                                                            120's for remainder of term beginning
                                                                                            late Nov. 2005 and ending late May 2006.
                                                                                            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                      mid 90's        late June 2005      early Nov. 2005      Assessing damage from hurricane Katrina.
                                                                                            Preliminary repair estimate four to
                                                                                            eight weeks. One well with Amerada Hess
                                                                                            in low 110's beginning early Nov. and
                                                                                            ending late Dec.; followed by LOI for
                                                                                            one well in low 110's beginning late
                                                                                            Dec. 2005 and ending mid Feb. 2006;
                                                                                            followed by two wells plus option with
                                                                                            Amerada Hess in mid 120's beginning mid
                                                                                            Feb. 2006 and ending mid May 2006.
                                                                                            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                      mid 70's        late Aug. 2005       mid Dec. 2005       One assignment well from Kerr-McGee with
                                                                                            Woodside in mid 90's beginning mid Dec.
                                                                                            2005 and ending late Jan. 2006; followed
                                                                                            by one well extension plus option with
                                                                                            Kerr-McGee in mid 90's beginning late
                                                                                            Jan. 2006 and ending early Mar.;
                                                                                            followed by 90-day term plus option with
                                                                                            Tana in low 130's beginning early Mar.
                                                                                            and ending early June 2006; followed by
                                                                                            90-day term extension plus option in low
                                                                                            170's beginning early June and ending
                                                                                            late Aug 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                        -                  -            late Sept. 2005      Approximately 120-day Survey and
                                                                                            maintenance between second and third
                                                                                            well, beginning late May and ending late
                                                                                            Sept. Following survey, two additional
                                                                                            wells with Walter in low 60's beginning
                                                                                            late Sept. and ending late Nov.;
                                                                                            followed by LOI for one well in mid
                                                                                            170's beginning in late Nov. 2005 and
                                                                                            ending in mid Jan. 2006; followed by one
                                                                                            well plus option with Walter in low 80's
                                                                                            beginning mid Jan. and ending mid Feb.
                                                                                            2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                     mid 60's         mid Dec. 2004       mid Sept. 2005      Two wells plus option with LLOG in low
                                                                                            110's beginning mid Sept. 2005 and
                                                                                            ending mid Feb. 2006; followed by six
                                                                                            month extension with LLOG in low 120's
                                                                                            beginning mid Feb. 2006 and ending mid
                                                                                            Aug. 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------

2

  DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 6, 2005

                 RIG NAME           WD         DESIGN         LOCATION      STATUS*         OPERATOR          CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     200'    Mat Cantilever        GOM       Contracted        Seneca                two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                        200'    Mat Cantilever        GOM       Contracted        Chevron             term contract
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                     250'    Mat Slot              GOM       Contracted         Hunt            two well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                     250'    Independent Leg
                                           Cantilever            GOM       Contracted       Newfield             180-day term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                      300'    Independent Leg
                                           Cantilever            GOM       Contracted         LLOG          three wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                         300'    Independent Leg
                                           Cantilever            GOM       Contracted          EOG                 one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                         300'    Independent Leg
                                           Cantilever            GOM       Contracted        El Paso          one well extension


------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                       300'    Independent Leg
                                           Cantilever            GOM       Contracted     Houston Expl.      two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                       300'    Independent Leg
                                           Cantilever            GOM       Contracted         LLOG            one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                      300'    Independent Leg
                                           Cantilever            GOM       Contracted        Chevron                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                        350'    Independent Leg
                                           Cantilever            GOM       Contracted          BHP           one well plus option

------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                        350'    Independent Leg
                                           Cantilever            GOM       Contracted        Chevron               one well

------------------------------------------------------------------------------------------------------------------------------------

                 RIG NAME        DAYRATE (000S)      START DATE         EST. END DATE       FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     high 40's       late Aug. 2005       late Oct. 2005      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                        low 60's        late July 2005       late June 2006      Indexed term contract. Available;
                                                                                            actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                     low 50's        late Aug. 2005       late Oct. 2005      LOI for six-month term in mid 50's
                                                                                            beginning late Oct. 2005 and ending late
                                                                                            April 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                     mid 50's        early Aug. 2005      late Jan. 2006      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                      high 50's       late June 2005      late Sept. 2005      Two well extension plus option in mid
                                                                                            80's beginning late Sept. and ending
                                                                                            late Nov. 2005. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                         mid 60's        late Aug. 2005       mid Oct. 2005       Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                         mid 50's        late June 2005       mid Sept. 2005      One well with El Paso in mid 60's
                                                                                            beginning late Aug. and ending mid
                                                                                            Sept.; followed by one well extension in
                                                                                            low 60's beginning mid Sept. and ending
                                                                                            early Oct. 2005; followed by one well
                                                                                            with Walter in high 60's beginning early
                                                                                            Oct. and ending early Nov. 2005.
                                                                                            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                       high 60's      early Sept. 2005      late Oct. 2005      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                       mid 60's        late June 2005       mid Sept. 2005      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                         -                  -                   -              Assessing damage from hurricane Katrina.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                        mid 50's        late Jan. 2005       mid Sept. 2005      Three wells with Walter in mid 70's
                                                                                            beginning mid Sept. and ending mid Dec.
                                                                                            2005; followed by six-month term with
                                                                                            Dominion Exploration in high 70's
                                                                                            beginning mid Dec. 2005 and ending mid
                                                                                            June 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                        mid 50's        early Aug. 2005      mid Sept. 2005      180-day term extension plus option with
                                                                                            Chevron (Part I) in high 60's beginning
                                                                                            mid Sept. and ending mid Dec.; followed
                                                                                            by Part II in high 80's beginning mid
                                                                                            Dec. 2005 and ending mid Mar. 2006.
                                                                                            Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

3

  DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 6, 2005

RIG NAME              WD                 DESIGN                    LOCATION     STATUS*      OPERATOR              CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'    Bethlehem SS-2000                 GOM          Contracted    PEMEX             four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'    Aker H-3                          GOM          Contracted    PEMEX             four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'    F&G 9500 Enhanced Pacesetter      GOM          Contracted    PEMEX             four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'    F&G SS-2000                       GOM          Contracted    PEMEX             four year term work
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'    Aker H-3                          North Sea    Contracted    Talisman          one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'    Earl & Wright Sedco 711 Series    North Sea    Contracted    Shell             one year

------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'    Aker H-3                          North Sea    Contracted    Talisman          one year extension

------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'    Bingo 3000                        North Sea    Contracted    Statoil           one year term

------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'    Victory Class                     Australia    Contracted    ConocoPhillips    two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'    Bingo 3000                        Australia    Contracted    Anzon             one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'    Korkut                            Malaysia     Contracted    Murphy            six wells plus option

------------------------------------------------------------------------------------------------------------------------------------
Ocean General         1,640'    Korkut                            Malaysia     Contracted    CTOC              six wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'    Victory Class                     Singapore    Shipyard      DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'    Victory Class                     Malaysia     Contracted    Murphy            950 day extension
------------------------------------------------------------------------------------------------------------------------------------


RIG NAME              DAYRATE (000S)       START DATE        EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      mid 50's           late July 2003      mid Dec. 2007       Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     low 60's           late July 2003      early Oct. 2006     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          high 60's          mid Aug. 2003       late July 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        mid 40's           late Oct. 2003      mid July 2007       Available.
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 One year extension with Talisman in mid 150's
                                                                                 beginning late Jan. 2006 and ending late Jan. 2007.
Ocean Nomad           low 80's           early Jan. 2005     late Jan. 2006      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 One-year term extension plus option with Shell in
                                                                                 low 160's beginning late Mar. 2006 and ending late
                                                                                 Mar. 2007.  (40-day survey Q3, 2005).
Ocean Guardian        low 80's           late Mar. 2005      late Mar. 2006      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Two year extension with Talisman plus option in low
                                                                                 150's beginning in late Dec. 2005 and ending in
Ocean Princess        low 80's           early Jan. 2005     late Dec. 2005      late Dec. 2007.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 One year plus option program in Norway with Statoil
                                                                                 in low 140's beginning in late May 2005 and ending
                                                                                 in early Sept. 2006 (time period to include one
                                                                                 well redrill with ENI in low 140's beginning late
                                                                                 July and ending late Oct. 2005).  Available;
Ocean Vanguard        low 140's          late May 2005       early Sept. 2006    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 One well with Coogee Res. in mid 80's beginning mid
                                                                                 Oct. and ending mid Nov.; followed by two wells
                                                                                 plus option with Coogee in low 90's beginning mid
                                                                                 Nov. 2005. and ending mid Jan. 2006; followed by
                                                                                 LOI for one well plus option in mid 90's beginning
                                                                                 mid Jan. and ending mid Mar.; followed by four
                                                                                 wells plus option in high 90's with Woodside
                                                                                 beginning mid Mar. 2006 and ending mid Sept. 2006.
Ocean Bounty          mid 80's           late June 2005      mid Oct. 2005       Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 One well with Bass Straits in high 70's, early
                                                                                 Sept.-mid Sept.; followed by one well with Bass
                                                                                 Straits in high 130's, mid Sept.-late Sept.;
                                                                                 followed by one well with Apache in high 70's, late
                                                                                 Sept.-mid Oct.; followed by one assignmnet well
                                                                                 with Nexus in low 150's, mid Oct.-late Dec. 2005;
                                                                                 followed by 10-day survey ending mid-Jan. 2006;
                                                                                 followed by first of four Anzon options in mid
                                                                                 130's, mid Jan. 2006-mid Feb.; followed by second
                                                                                 of four Anzon options in upper 130's, mid Feb.-mid
                                                                                 Mar.; followed by third and fourth of four options
                                                                                 in low 140's, mid Mar.-mid May; followed by one
                                                                                 exercised assignment option well from Apache with
                                                                                 Nexus in high 70's, mid May-mid June; followed by
                                                                                 LOI for one assignment well in low 200,000's, mid
                                                                                 June-late July; followed by four wells plus option
                                                                                 with NZOP in low 100's, late July-late Dec. 2006.
Ocean Patriot         high 70's          late July 2005      late Sept. 2005     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three option wells exercised in mid 70's beginning
                                                                                 in mid Dec. 2005 and ending in late Mar. 2006; five
                                                                                 option wells remain available. Available; actively
Ocean Epoch           mid 70's           late April 2005     mid Dec. 2005       marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Note: 5th & 6th wells in mid 90's beginning early
                                                                                 Nov. 2005 and ending mid Jan. 2006; followed by one
                                                                                 well plus two option wells with Premier in high
                                                                                 70's in Viet Nam beginning mid Jan. 2006 and ending
                                                                                 mid Mar. 2006; followed by LOI for three wells plus
                                                                                 three options wells in mid 130's beginning mid Mar.
                                                                                 2006 and ending mid Sept. 2006. Available; actively
Ocean General         mid 70's           mid June 2005        mid Jan. 2006      marketing.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shipyard/survey early June until late Aug. Mobe to
                                                                                 GOM and prep for one year plus option with Amerada
                                                                                 Hess in low 200's beginning early Nov. 2005 and
                                                                                 ending early Nov. 2006. Available; actively
Ocean Baroness           -                       -                 -             marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           mid 170's          late June 2005      mid Jan. 2008       Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

4

  DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 6, 2005

                 RIG NAME           WD         DESIGN         LOCATION      STATUS*         OPERATOR             CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
                                           DP DYVI Super
Ocean Yatzy                       3,300'   Yatzy               Brazil     Contracted        Petrobras          700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                      3,500'   Aker H-3            Brazil     Contracted        Petrobras          700 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                    5,000'   Alliance Class      Brazil     Contracted        Petrobras         four year extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                     7,500'   DP Fluor/
                                           Mitsubishi          Brazil     Contracted        Petrobras          700 day extension
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                    250'    Independent Leg
                                           Cantilever        Indonesia    Contracted         Santos              eight wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                     300'    Independent Leg
                                           Cantilever          Qatar      Contracted      Conoco/Phillips     two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                    2,000'   Victory Class      Shipyard     Upgrading          DODI                    -
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**                    2,200'   Victory Class        GOM      Out of Service        -                      -
------------------------------------------------------------------------------------------------------------------------------------
RIGS UNDER CONSTRUCTION (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Shield                       350'    Independent Leg
                                           Cantilever         Shipyard         -               -                      -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scepter                      350'    Independent Leg
                                           Cantilever         Shipyard         -               -                      -
------------------------------------------------------------------------------------------------------------------------------------

                 RIG NAME        DAYRATE (000S)      START DATE           EST. END DATE       FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                         mid 70's       early Nov. 2003      early Oct. 2005     Four-year term extension with Petrobras
                                                                                            in mid 110's, plus potential bonus,
                                                                                            beginning early Oct. 2005 and ending
                                                                                            early Oct. 2009. (21-day maintenance Q3
                                                                                            or Q4). Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                        mid 50's      early April 2004        mid Mar. 2006     Four-year term extension with Petrobras
                                                                                            in low 110's, plus potential bonus,
                                                                                            beginning mid Mar. 2006 and ending mid
                                                                                            Mar. 2010. Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                      mid 150's     early Sept. 2005      early Sept. 2009    Available.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                       low 100's      early Jan. 2003        mid Dec. 2005     Five-year term extension with Petrobras
                                                                                            in low 180's, plus potential bonus,
                                                                                            beginning mid Dec. 2005 and ending mid
                                                                                            Dec. 2010. Available.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                     upper 60's      early May 2005       late Oct. 2005     Two wells with Amerada Hess plus two
                                                                                            exercised option wells in mid 80's
                                                                                            beginning late Oct. and ending mid Dec.
                                                                                            2005; followed by two option wells with
                                                                                            Santos in mid 70's beginning mid Dec.
                                                                                            2005 and ending mid Mar. 2006; followed
                                                                                            by three wells with Santos in upper 60's
                                                                                            beginning mid Mar. and ending mid May;
                                                                                            followed by two wells with Anadarko in
                                                                                            mid 80's beginning mid May and ending
                                                                                            early July 2006. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       low 70's        mid June 2005       late Mar. 2006     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                         -                  -                    -            Singapore shipyard for upgrade to 10,000
                                                                                            ft. capable 5th Generation rig.
                                                                                            Estimated completion early 2007;
                                                                                            followed by commissioning beginning
                                                                                            early Mar. 2007; followed by LOI for a
                                                                                            term of between two and four years
                                                                                            earning approximate total revenue of
                                                                                            between $198 million and $355 million
                                                                                            depending upon the length of the
                                                                                            contract selected by the operator no
                                                                                            later than year-end 2005. Contract is
                                                                                            expected to begin mid 2007. Available;
                                                                                            actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED--RESERVED FOR UPGRADE
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**                         -                 -                     -            Currently retired from active service as
                                                                                            drilling and production platform.
------------------------------------------------------------------------------------------------------------------------------------
RIGS UNDER CONSTRUCTION (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Shield                           -                 -                     -            Singapore shipyard, estimated completion
                                                                                            Q1 2008. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scepter                          -                 -                     -            Brownsville shipyard, estimated
                                                                                            completion Q1 2008. Available; actively
                                                                                            marketing.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

**DIAMOND OFFSHORE SERVICES COMPANY COMPLETED PURCHASE OF THE GARDEN BANKS ON AUGUST 25, 2005.

GOM = Gulf of Mexico